UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2007

Date of Report (Date of earliest event reported)

INTER-TEL (DELAWARE), INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-10211	86-0220994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 S. 52nd Street

Tempe, Arizona 85281

(Address of principal executive offices) (zip code)

(480) 449-8900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 16, 2007, Inter-Tel (Delaware), Incorporated (the “Company”) and Mitel Networks Corporation (“Mitel”), a corporation duly organized under the laws of Canada, consummated the merger (the “Merger”) of Arsenal Acquisition Corporation (“Merger Sub”), a wholly-owned subsidiary of Mitel, with and into the Company pursuant to the terms of the Agreement and Plan of Merger, dated April 26, 2006 (the “Merger Agreement”), among the Company, Mitel and Merger Sub. The Company continued as the surviving corporation in the Merger and became an indirect, wholly owned subsidiary of Mitel. Under the terms of the Merger Agreement, stockholders of the Company will receive $25.60, without interest, in cash for each share of common stock par value $0.001 per share (the “Company Common Stock”), of the Company.

A copy of the press release issued by Mitel and the Company on August 16, 2007, announcing the consummation of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, the Company has requested that The Nasdaq National Market halt trading in the Company Common Stock following the close of trading on August 16, 2007 and that the Company Common Stock be delisted from The Nasdaq National Market as of the close of trading on August 16, 2007.

The Merger is described in greater detail under Item 2.01 above.

Item 5.01.	Changes in Control of Registrant.

Upon the consummation of the Merger, a change in control of the Company occurred and the Company became an indirect, wholly owned subsidiary of Mitel. Pursuant to the Merger Agreement, each outstanding share of Company Common Stock was converted into the right to receive $25.60, in cash, without interest.

The Merger is described in greater detail under Item 2.01 above.

Item 9.01,	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press release, dated August 16, 2007, of Mitel Networks Corporation and Inter-Tel (Delaware), Incorporated, announcing the completion of the previously announced merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: August 16, 2007	By:	/s/ Steve Spooner
	Name:	Steve Spooner
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release, dated August 16, 2007, of Mitel Networks Corporation and Inter-Tel (Delaware), Incorporated, announcing the completion of the previously announced merger.